                                                                          page 1
                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                  Collection Period: 7/1/2006 through 7/31/2006

                                                   Determination Date: 8/16/2006
                                                         Payment Date: 8/21/2006

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
     (A) Total Portfolio Balance                               $1,585,414,912.47
     (B) Total Securities Balance                              $1,585,414,912.47
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                           $383,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                        24.16%
         (iii) Class A-1 Notes Rate                                     1.23313%
         (iv)  Class A-1 Notes Accrual Basis                          Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                           $430,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                        27.12%
         (iii) Class A-2 Notes Rate                                       1.340%
         (iv)  Class A-2 Notes Accrual Basis                              30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                           $428,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                        27.00%
         (iii) Class A-3 Notes Rate                                       1.690%
         (iv)  Class A-3 Notes Accrual Basis                              30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                           $308,740,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                        19.47%
         (iii) Class A-4 Notes Rate                                       2.160%
         (iv)  Class A-4 Notes Accrual Basis                              30/360
     (G) Certificates
         (i)   Certificates Balance                               $35,674,912.47
         (ii)  Certificates Percentage (G(i)/B)                            2.25%
         (iii) Certificates Rate                                          2.160%
         (iv)  Certificates Accrual Basis                                 30/360
     (H) Servicing Fee Rate                                                1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                               5.16%
         (ii)  Weighted Average Original Maturity (WAOM)                   58.18 months
         (iii) Weighted Average Remaining Maturity (WAM)                   51.29 months
         (iv)  Number of Receivables                                      98,208
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                  0.50%
         (ii)  Reserve Account Initial Deposit                     $7,927,074.56
         (iii) Specified Reserve Account Percentage                        0.75%
         (iv)  Specified Reserve Account Balance                  $11,890,611.84
     (K) Yield Supplement Account Deposit                              $6,519.48

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                 $214,614,436.68
     (B) Total Securities Balance                                $214,614,436.68
     (C) Cumulative Note and Certificate Pool Factor                   0.1353680
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                     $0.00
         (ii)  Class A-1 Notes Pool Factor                             0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall               $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                     $0.00
         (ii)  Class A-2 Notes Pool Factor                             0.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall               $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                     $0.00
         (ii)  Class A-3 Notes Pool Factor                             0.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall               $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                           $207,192,453.39
         (ii)  Class A-4 Notes Pool Factor                             0.6710904
         (iii) Class A-4 Notes Interest Carryover Shortfall                $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall               $0.00
     (H) Certificates
         (i)   Certificates Balance                                $7,421,983.29
         (ii)  Certificates Pool Factor                                0.2080449
         (iii) Certificates Interest Carryover Shortfall                   $0.00
         (iv)  Certificates Principal Carryover Shortfall                  $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                     $0.00

                                                                          page 2
                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                  Collection Period: 7/1/2006 through 7/31/2006

                                                                  Determination Date: 8/16/2006
                                                                        Payment Date: 8/21/2006
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                   $11,890,611.84
         (ii)  Yield Supplement Account                                                 $299.49
         (iii) Payahead Account                                                           $0.00
         (iv)  Advances Outstanding                                                 $118,780.89
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                              4.88%
         (ii)  Weighted Average Remaining Maturity (WAM)                                  15.98 months
         (iii) Number of Receivables                                                     42,446
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                           97.03%
         (ii)  Certificate Percentage                                                     2.97%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                            $0.00
         (ii)  Prepayments in Full                                                        $0.00
         (iii) Prepayments in Full due to Repurchases                                     $0.00
     (B) Precomputed Contracts Collections                                                $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                           $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                             $14,411,901.85
         (ii)  Prepayments in Full                                                $4,299,557.44
         (iii) Repurchased Receivables Related to Principal                               $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                          $861,706.47
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                         $0.00
         (ii)  Current Advance Amount                                                     $0.00
     (G) Interest Advance for simple Interest - Net                                 ($1,334.13)
     (H) Payahead Account
         (i)   Payments Applied                                                           $0.00
         (ii)  Additional Payaheads                                                       $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                              4.86%
         (ii)  Weighted Average Remaining Maturity (WAM)                                  15.11 months
         (iii) Remaining Number of Receivables                                           41,020
     (J) Delinquent Receivables                          # Units           Dollar Amount
                                                      --------------   ----------------------
         (i)   31-60 Days Delinquent                  1,402    3.42%   $6,789,784.95   3.47%
         (ii)  61-90 Days Delinquent                    340    0.83%   $1,754,921.90   0.90%
         (iii) 91 Days or More Delinquent                93    0.23%     $553,133.47   0.28%
     (K) Vehicles Repossessed During Collection Period    9    0.02%      $53,607.24   0.03%
     (L) Total Repossessed Vehicles in Inventory         13    0.03%      $72,667.46   0.04%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Collection Account Investment Income                                             $0.00
     (B) Reserve Account Investment Income                                           $52,589.55
     (C) Yield Supplement Account Investment Income                                       $1.41
     (D) Trust Fees Expense                                                               $0.00
     (E) Aggregate Net Losses for Collection Period                                 (53,122.24)
     (F) Liquidated Receivables Information
         (i)   Gross Principal Balance on Liquidated Receivables                     119,954.08
         (ii)  Liquidation Proceeds                                                   27,634.77
         (iii) Recoveries from Prior Month Charge Offs                               145,441.55
     (G) Days in Accrual Period                                                              31
     (H) Deal age                                                                            39

                                        MONTHLY COLLECTIONS
                                        -------------------
V. INTEREST COLLECTIONS
-----------------------
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                      $860,372.34

VI. PRINCIPAL COLLECTIONS
-------------------------
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))              $18,711,459.29
     (B) Liquidation Proceeds (IV(F(i)))                                              27,634.77
     (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))               0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                         145,441.55
                                                                                ---------------
     (E) Total Principal Collections (A+B+C+D)                                   $18,884,535.61

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                       $19,744,907.95
-----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                           $65.49
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                            $19,744,973.44
-------------------------------------

                                                                          page 3
                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                  Collection Period: 7/1/2006 through 7/31/2006

                                                                            Determination Date: 8/16/2006
                                                                                  Payment Date: 8/21/2006

                                        MONTHLY DISTRIBUTIONS
                                        ---------------------
X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                  $178,845.36
         (ii)  Servicing Fee Paid ($0.11 per $1,000 original principal amount)                 178,845.36
                                                                                           --------------
         (iii) Servicing Fee Shortfall                                                              $0.00
     (B) Reserve Account Investment Income (IV(B))                                             $52,589.55
     (C) Yield Supplement Account Investment Income (IV(C))                                         $0.00
     (D) Trust Fees Expense (IV(D))                                                                 $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i)   Class A-1 Notes
               (a) Class A-1 Notes Interest Due                                                     $0.00
               (b) Class A-1 Notes Interest Paid                                                     0.00
                                                                                           --------------
               (c) Class A-1 Notes Interest Shortfall                                               $0.00
         (ii)  Class A-2 Notes
               (a) Class A-2 Notes Interest Due                                                     $0.00
               (b) Class A-2 Notes Interest Paid                                                     0.00
                                                                                           --------------
               (c) Class A-2 Notes Interest Shortfall                                               $0.00
         (iii) Class A-3 Notes
               (a) Class A-3 Notes Interest Due                                                     $0.00
               (b) Class A-3 Notes Interest Paid                                                     0.00
                                                                                           --------------
               (c) Class A-3 Notes Interest Shortfall                                               $0.00
         (iv)  Class A-4 Notes
               (a) Class A-4 Notes Interest Due                                               $372,946.42
               (b) Class A-4 Notes Interest Paid                                               372,946.42
                                                                                           --------------
               (c) Class A-4 Notes Interest Shortfall                                               $0.00
         (v)   Total Note Interest
               (a) Total Note Interest Due                                                    $372,946.42
               (b) Total Note Interest Paid                                                    372,946.42
                                                                                           --------------
               (c) Total Note Interest Shortfall                                                    $0.00
               (d) Reserve Account Withdrawal for Note Interest                                     $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))   $19,193,181.66
     (B) Principal
         (i)   Noteholders' Principal Distribution Amounts                                 $18,272,120.39
         (ii)  Class A-1 Notes Principal
               (a) Class A-1 Notes Principal Due                                                    $0.00
               (b) Class A-1 Notes Principal Paid                                                    0.00
                                                                                           --------------
               (c) Class A-1 Notes Principal Shortfall                                              $0.00
               (d) Reserve Account Withdrawal                                                       $0.00
         (iii) Class A-2 Notes Principal
               (a) Class A-2 Notes Principal Due                                                    $0.00
               (b) Class A-2 Notes Principal Paid                                                    0.00
                                                                                           --------------
               (c) Class A-2 Notes Principal Shortfall                                              $0.00
               (d) Reserve Account Withdrawal                                                       $0.00
         (iv)  Class A-3 Notes Principal
               (a) Class A-3 Notes Principal Due                                                    $0.00
               (b) Class A-3 Notes Principal Paid                                                    0.00
                                                                                           --------------
               (c) Class A-3 Notes Principal Shortfall                                              $0.00
               (d) Reserve Account Withdrawal                                                       $0.00
         (v)   Class A-4 Notes Principal
               (a) Class A-4 Notes Principal Due                                           $18,272,120.39
               (b) Class A-4 Notes Principal Paid                                           18,272,120.39
                                                                                           --------------
               (c) Class A-4 Notes Principal Shortfall                                              $0.00
               (d) Reserve Account Withdrawal                                                       $0.00
         (vi)  Total Notes Principal
               (a) Total Notes Principal Due                                                18,272,120.39
               (b) Total Notes Principal Paid                                               18,272,120.39
                                                                                           --------------
               (c) Total Notes Principal Shortfall                                                  $0.00
               (d) Reserve Account Withdrawal                                                       $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                        $921,061.27
     Amount deposited into reserve account                                                           0.00
     Excess Amount Released from Reserve Account                                                     0.00
                                                                                           --------------
     Excess funds available to Certificateholders                                              921,061.27
                                                                                           --------------

                                                                          page 4
                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                  Collection Period: 7/1/2006 through 7/31/2006

                                                                       Determination Date: 8/16/2006
                                                                             Payment Date: 8/21/2006

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i)   Certificate Monthly Interest Due                                           $13,359.57
         (ii)  Certificate Interest Shortfall Beginning Balance                                $0.00
                                                                                      --------------
         (iii) Total Certificate Interest Due                                             $13,359.57
         (iv)  Certificate Interest Paid                                                   13,359.57
                                                                                      --------------
         (v)   Certificate Interest Shortfall Ending Balance                                   $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                         $559,292.98
         (ii)  Certificate Principal Shortfall Beginning Balance                               $0.00
                                                                                      --------------
         (iii) Total Certificate Principal Due                                           $559,292.98
         (iv)  Certificate Principal Paid                                                 559,292.98
                                                                                      --------------
         (v) Certificate Principal Shortfall Ending Balance                                    $0.00
     (C) Release to Seller                                                               $348,408.72

                                            DISTRIBUTIONS SUMMARY
                                            ---------------------
     (A) Total Collections                                                            $19,744,973.44
     (B) Service Fee                                                                     $178,845.36
     (C) Trustee Fees                                                                           0.00
     (D) Class A1 Amount                                                                       $0.00
     (E) Class A2 Amount                                                                       $0.00
     (F) Class A3 Amount                                                                       $0.00
     (G) Class A4 Amount                                                              $18,645,066.81
     (H) Amount Deposited into Reserve Account                                                 $0.00
     (I) Certificateholders                                                              $572,652.55
     (J) Release to seller                                                               $348,408.72
     (K) Total amount distributed                                                     $19,744,973.44
     (L) Amount of Draw from Reserve Account                                                    0.00
     (M) Excess Amount Released from Reserve Account                                            0.00

                                      DISTRIBUTION TO SECURITYHOLDERS
                                      -------------------------------

     Note Interest Distribution Amount                                                   $372,946.42
         Class A-1 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-2 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-3 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-4 Notes:    ($1.21 per $1,000 original principal amount)

     Note Principal Distribution Amount                                                18,272,120.39
         Class A-1 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-2 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-3 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-4 Notes:    ($59.18 per $1,000 original principal amount)

     Note Interest Carryover Shortfall                                                          0.00
         Change from immediately preceding Payment Date                                         0.00
         Class A-1 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-2 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-3 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-4 Notes:    ($0.00 per $1,000 original principal amount)

     Note Principal Carryover Shortfall                                                         0.00
         Change from immediately preceding Payment Date                                         0.00
         Class A-1 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-2 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-3 Notes:    ($0.00 per $1,000 original principal amount)
         Class A-4 Notes:    ($0.00 per $1,000 original principal amount)

     Certificate Interest Distribution Amount                                              13,359.57
                             ($0.37 per $1,000 original principal amount)

     Certificate Principal Distribution Amount                                            559,292.98
                             ($15.68 per $1,000 original principal amount)

     Certificate Interest Carryover Shortfall                                                   0.00
         Change from immediately preceding Payment Date                                         0.00
                             ($0.00 per $1,000 original principal amount)
     Certificate Principal Carryover Shortfall                                                  0.00
         Change from immediately preceding Payment Date                                         0.00
                             ($0.00 per $1,000 original principal amount)

                                                                          page 5
                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                  Collection Period: 7/1/2006 through 7/31/2006

                                                                                                Determination Date: 8/16/2006
                                                                                                      Payment Date: 8/21/2006

                                              PORTFOLIO AND SECURITY SUMMARY
                                              ------------------------------

                                                                               Beginning                           End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                   of Period                        of Period
--------------------------------------------                              --------------------             --------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                    $207,192,453.39                 $188,920,333.00
         (ii)   Note Pool Factor                                                    0.1336950                       0.1219045
         (iii)  Class A-1 Notes Balance                                                  0.00                            0.00
         (iv)   Class A-1 Notes Pool Factor                                         0.0000000                       0.0000000
         (v)    Class A-2 Notes Balance                                                  0.00                            0.00
         (vi)   Class A-2 Notes Pool Factor                                         0.0000000                       0.0000000
         (vii)  Class A-3 Notes Balance                                                  0.00                            0.00
         (viii) Class A-3 Notes Pool Factor                                         0.0000000                       0.0000000
         (ix)   Class A-4 Notes Balance                                        207,192,453.39                  188,920,333.00
         (x)    Class A-4 Notes Pool Factor                                         0.6710904                       0.6119075
         (xi)   Certificates Balance                                             7,421,983.29                    6,862,690.31
         (xii)  Certificates Pool Factor                                            0.2080449                       0.1923674
         (xiii) Total Principal Balance of Notes and Certificates              214,614,436.68                  195,783,023.31
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                           4.88%                           4.86%
         (ii)   Weighted Average Remaining Maturity (WAM)                               15.98 months                    15.11 months
         (iii)  Remaining Number of Receivables                                        42,446                          41,020
         (iv)   Portfolio Receivable Balance                                  $214,614,436.68                 $195,783,023.31
     (C) Outstanding Advance Amount                                               $118,780.89                     $117,446.76
     (D) Outstanding Payahead Balance                                                   $0.00                           $0.00

                                                   SUMMARY OF ACCOUNTS
                                                   -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                     $11,890,611.84
     (B) Draws                                                                                                           0.00
         (i)    Draw for Servicing Fee                                                                                   0.00
         (ii)   Draw for Interest                                                                                        0.00
         (iii)  Draw for Realized Losses                                                                                 0.00
     (C) Excess Interest Deposited into the Reserve Account                                                              0.00
     (D) Reserve Account Balance Prior to Release                                                               11,890,611.84
     (E) Reserve Account Required Amount                                                                        11,890,611.84
     (F) Final Reserve Account Required Amount                                                                  11,890,611.84
     (G) Excess Reserve Account Amount                                                                                   0.00
     (H) Ending Reserve Account Balance                                                                         11,890,611.84

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                                    299.49
     (B) Investment Earnings                                                                                             1.41
     (C) Investment Earnings Withdraw                                                                                    0.00
     (D) Additional Yield Supplement Amounts                                                                             0.00
     (E) Yield Supplement Deposit Amount                                                                                65.49
                                                                                                            -----------------
     (F) Ending Yield Supplement Account Balance                                                                       235.41

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i)    Liquidation Proceeds                                                                               $27,634.77
         (ii)   Recoveries on Previously Liquidated Contracts                                                      145,441.55
     (B) Aggregate Net Losses for Collection Period                                                               (53,122.24)
     (C) Net Loss Rate for Collection Period (annualized)                                                              -0.31%
     (D) Cumulative Net Losses for all Periods                                                                   6,904,158.20
     (E) Delinquent Receivables                                   # Units                      Dollar Amount
                                                           ----------------------     ----------------------------
         (i)    30-59 Days Delinquent                       1,402          3.42%       $6,789,784.95        3.47%
         (ii)   60-89 Days Delinquent                         340          0.83%       $1,754,921.90        0.90%
         (iii)  90 Days or More Delinquent                     93          0.23%         $553,133.47        0.28%

XVIII. REPOSSESSION ACTIVITY                                      # Units                      Dollar Amount
----------------------------                               ----------------------     ----------------------------
     (A) Vehicles Repossessed During Collection Period          9          0.02%          $53,607.24        0.03%
     (B) Total Repossessed Vehicles in Inventory               13          0.03%          $72,667.46        0.04%

                                                                          page 6
                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                  Collection Period: 7/1/2006 through 7/31/2006

                                                                                                Determination Date: 8/16/2006
                                                                                                      Payment Date: 8/21/2006

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)    Second Preceding Collection Period                                                                      -0.59%
         (ii)   Preceding Collection Period                                                                             -0.33%
         (iii)  Current Collection Period                                                                               -0.31%
         (iv)   Three Month Average (Avg(i,ii,iii))                                                                     -0.41%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
         (i)    Second Preceding Collection Period                                                                       1.00%
         (ii)   Preceding Collection Period                                                                              1.05%
         (iii)  Current Collection Period                                                                                1.09%
         (iv)   Three Month Average (Avg(i,ii,iii))                                                                      1.04%

     (C) Loss and Delinquency Trigger Indicator                                                          Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

     /s/ Paul C. Honda
     ---------------------------------------
     Paul C. Honda
     Assistant Vice President, Assistant Secretary and Compliance Officer